Fees Summary	Dec. 29, 2025 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 72,888.09
Total Fee Amount	82,096.54
Total Transaction Valuation	594,471,694.11
Total Offset Amount	0.00
Net Fee	$ 9,208.45